Cascade Private Capital Fund

Consolidated Portfolio of Investments
June 30, 2024 (Unaudited)

Name	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Primary Fund Investments — 31.7%
Bertram Growth Capital IV-A, LP (a) (b) (c) (h)	01/07/2022	North America	—	$6,356,754
Dawson Evergreen 1, LP (a) (b) (c) (h)	05/28/2024	North America	—	56,700,000
Glouston Private Equity Opportunities VII FTE, LP (a) (b) (c) (h)	04/15/2024	North America	—	10,070,000
Gryphon Partners VI-A, LP (a) (b) (c) (h)	01/07/2022	North America	—	7,081,700
Headlands Capital Offshore IV, LP (a) (b) (c) (h)	04/18/2024	North America	—	26,188,995
ICG LP Secondaries Feeder Fund I SCSp (a) (b) (c) (h)	04/12/2024	North America	—	2,637,810
ICG Ludgate Hill (Feeder) V-A Charger SCSp (a) (b) (c) (h)	03/22/2024	North America	—	7,931,330
NewView Capital Special Opportunities Fund III, LP (a) (b) (c) (h)	06/12/2024	North America	—	37,230,715
OceanSound Partners Fund, LP (a) (b) (c) (h)	01/07/2022	North America	—	7,102,154
Pathway Select, LP Series A (a) (b) (c) (h)	03/28/2024	North America	—	146,060,111

Total Primary Fund Investments (Cost $267,253,511)				$307,359,569

Secondary Fund Investments — 26.4%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c) (h)	01/07/2022	North America	—	1,787,832
BC Partners Galileo (1), LP (a) (b) (c) (f)	01/07/2022	Europe	—	7,646,956
BC Partners Galileo (1), LP Class 2 (a) (b) (c) (f)	01/07/2022	Europe	—	422,024
FB HA Holdings, LP (a) (b) (c) (d)	01/07/2022	North America	—	5,741,676
Founders Circle Capital Co-Invest Series, LP (a) (b) (c) (h)	05/23/2024	North America	—	5,793,148
Glouston Private Equity Opportunities VII Fund (a) (b) (c) (h)	05/29/2024	North America	—	7,353,556
HPS KP Mezz 2019 Co-Invest, LP (a) (b) (c) (h)	03/31/2024	North America	—	55,280,452
HPS KP SIP V Co-Investment Fund, LP (a) (b) (c) (h)	03/31/2024	North America	—	18,406,055
HPS Offshore Mezzanine Partners 2019, LP (a) (b) (c) (h)	03/31/2024	North America	—	29,031,221
HPS Offshore Strategic Investment Partners V, LP (a) (b) (c) (h)	03/31/2024	North America	—	17,400,039
Icon Partners V, LP (a) (b) (c) (h)	01/07/2022	North America	—	9,860,259
JFL- NG Continuation Fund, LP (a) (b) (c) (h)	01/07/2022	North America	—	14,907,819
Marilyn Co-Invest, LP (a) (b) (c)	03/31/2024	North America	—	19,006,613
MetLife Investment Private Equity Partners II (Feeder), LP (a) (b) (c) (h)	06/28/2024	North America	—	19,724,301
Milano Co-Invest, LP (a) (b) (c) (h)	03/31/2024	North America	—	4,090,235
Minerva Co-Invest, LP (a) (b) (c) (h)	03/31/2024	North America	—	9,774,418
Montagu + SCSp (a) (b) (c) (f) (h)	01/07/2022	Europe	—	8,909,646
NSH Verisma Holdco, LP (a) (b) (c) (h)	01/07/2022	North America	—	9,785,515
Stork SPV, LP (a) (b) (c) (h)	01/07/2022	North America	—	5,712,893
TSCP CV I, LP (a) (b) (c) (h)	01/07/2022	North America	—	5,470,505

Total Secondary Fund Investments (Cost $204,227,458)				$256,105,163

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Portfolio of Investments
June 30, 2024 (Unaudited) (Continued)

Name	Initial Acquisition Date	Geographic Region	Shares/ Units	Fair Value
Equity Co-Investments — 13.5%
BPCP NSA Holdings, Inc. (a) (b) (c)	05/15/2024	North America	—	$12,163,680
BSP-TS, Co-Invest I, LLC (a) (b) (c)	01/07/2022	North America	—	3,498,920
CCOF III Nexus Co.-Invest Aggregator, LP (a) (b) (c) (f) (h)	03/22/2024	Europe	—	5,109,566
EPP Holdings, LLC (b) (c) (d) (e)	01/07/2022	North America	260,000	4,743,867
Gallant Screening Holdco, Inc. (a) (b) (c)	01/07/2022	North America	—	6,684,926
GoCanvas TopCo, LLC (b) (c) (e)	01/07/2022	North America	1,844,660	5,512,255
Health Velocity Capital IVX Special Situation Fund, LP (a) (b) (c) (h)	05/22/2024	North America	—	13,575,000
HH Dayco Parent, LP (a) (b) (c)	09/20/2022	North America	—	12,739,617
Insight Hideaway Aggregator, LP (a) (b) (c) (h)	04/03/2024	North America	—	10,574,023
NEA CH SPV, LP (a) (b) (c)	05/09/2024	North America	—	10,164,320
Nefco Acquisitions, Inc. Series A1 (b) (c) (e)	08/05/2022	North America	2,658	3,326,182
Nefco Acquisitions, Inc. Series B1 (b) (c) (e)	03/31/2023	North America	80	109,340
Nefco Acquisitions, Inc. Series C1 (b) (c) (e)	10/12/2023	North America	177	233,761
North American Essential Services Aggregator, LP (b) (c) (e) (h)	01/07/2022	North America	2,684	5,463,893
OceanSound Partners Co-Invest II, LP - Series D (a) (b) (c)	01/07/2022	North America	—	4,997,326
OEP VIII Project Laser Co. Investment Partners, LP (a) (b) (c)	03/17/2023	North America	—	2,837,376
RCR Equity, LP - Class A Common (b) (c) (e)	04/30/2024	North America	56,000	56,000
RCR Equity, LP - Class A Preferred (b) (c) (e)	04/30/2024	North America	5,544,000	5,616,909
Symbiotic Capital EB Fund, LP (a) (b) (c) (h)	03/07/2024	North America	—	5,226,303
TSS Co- Invest Holdings, LP (a) (b) (c)	09/09/2022	North America	—	7,870,372
VCF Compass Co-Investor Holdings, LP (a) (b) (c)	04/25/2024	North America	—	10,299,000

Total Equity Co-investments (Cost $109,230,397)				$130,802,636

Credit Co-Investments — 0.3%
CP ACP, LLC (b) (c) (e)	06/12/2024	North America	3,336	3,265,624

Total Credit Co-investments (Cost $3,244,260)				$3,265,624

Mutual Fund — 10.3%
Cliffwater Corporate Lending Fund			9,153,320	100,045,788

Total Mutual Fund (Cost $100,000,000)				$100,045,788

	Principal Amount	Fair Value
Senior Secured Loans — 2.7%

Health Care — 0.5%
Nader Upside II Sarl, EUR PIK Term Loan B, 3 mo. EURIBOR + 3.886% 14.136% VRN 3/13/28 EUR (b) (e) (f)	$4,858,559	$5,098,455

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Portfolio of Investments
June 30, 2024 (Unaudited) (Continued)

	Principal Amount	Fair Value
Industrials — 0.9%
Evergreen Services Group PIK Holdco, LLC
Delayed Draw Notes
1.000% 4/07/31 (b) (e) (g)	$960,000	$(14,254)
13.750% 4/07/31 (b) (e)	2,640,000	2,600,803
Notes
13.750% 4/07/31 (b) (e)	6,400,000	6,304,977

Information Technology — 1.3%
Polaris Newco LLC, 2nd Lien Term Loan, 3 mo. USD Term SOFR + 9.000% 14.447% VRN 6/04/29 (b) (e)	12,542,806	12,528,913

Total Senior Secured Loans (Cost $24,670,912)		26,518,894

Total Long-term Investments (Cost $708,626,538)		$824,097,674

	Shares/ Units	Fair Value
Short-Term Investments — 14.0%

Money Market — 14.0%
State Street Institutional US Government Money Market Fund, Premier Class, 5.25% (i)	135,536,483	135,536,483

Total Short-term Investments (Cost $135,536,483)		$135,536,483

Total Investments —98.9% (Cost $844,163,021)		$959,634,157

Other Assets/(Liabilities) — 1.1%		10,480,132

Net Assets — 100.0%		$970,114,289

EURIBOR	Euro Inter-Bank Offered Rate
PIK	Payment in kind
SOFR	Secured Overnight Financing Rate
VRN	Variable Rate Note

Notes to Consolidated Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Investment valued using net asset value per share as practical expedient.

(b)

Private Investments are generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstance that could cause a lapse in the restriction to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. At June 30, 2024, the aggregate market value of restricted securities amounted to $697,532,992 or 71.90% of net assets. As of June 30, 2024, the aggregate cost of each investment restricted to sales was $4,536,524, $51,851,852, $7,350,000, $5,995,577, $14,963,532, $1,829,711, $6,852,174, $29,100,000, $5,353,385, $139,420,756, $1,436,765, $4,634,265, $226,191, $5,079,408, $5,750,000, $7,284,673, $43,644,312, $14,203,288, $24,504,648, $15,709,763, $7,484,556, $7,970,225, $17,439,003, $17,003,707, $3,985,442, $8,455,430, $6,020,233, $5,449,834, $3,490,849, $4,454,866, $12,000,000, $5,111,823, $4,901,836, $2,605,817, $4,460,221, $1,635,500, $13,575,000, $5,006,861, $10,400,000, $10,000,000, $2,663,520, $90,065, $233,761, $4,219,307, $4,097,670, $2,556,808, $56,000, $5,544,000, $5,061,986, $5,010,222, $10,000,000 and $3,244,260, respectively, totaling $583,955,626. As of June 30, 2024, the aggregate cost of the senior secured loans was $5,192,072, $3,547,837, $6,307,265 and $9,623,738, respectively, totaling $24,670,912.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Consolidated Portfolio of Investments
June 30, 2024 (Unaudited) (Continued)

(c)	Non-income producing security.

(d)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Financial Statements” section for more information on this entity).

(e)	Fair value estimated by management using significant unobservable inputs.

(f)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.

(g)

Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See note 2 for additional information.

(h)	This investment has been committed to and a portion is unfunded. See Note 2.

(i)	The 7 day annualized yield at period end June 30, 2024.

See accompanying Notes to Consolidated Financial Statements.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited)

1. Organization

Cascade Private Capital Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Fourth Amended and Restated Certificate of Trust dated as of February 24, 2024, as it may be further amended from time to time. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund commenced operations on January 7, 2022.

The Fund currently offers one class of shares, Class I shares, on a continuous basis at the net asset value (“NAV”) per share. The minimum initial investment in the Fund is $25,000,000 for the Class I shares. Investors purchasing Class I shares are not charged a sales load. Class 2 shares, Class 3 shares and Class 4 shares are no longer offered.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a portfolio of private equity, private debt, and other private market investments (together, “Private Capital”); that provide attractive risk-adjusted return potential. Private Capital investments are investments into the equity and/or debt of private companies. The Fund will seek to achieve its objective through exposure to a broad set of managers, strategies and transaction types across multiple sectors, geographies and vintage years. Under normal circumstances, the Fund intends to invest and/or make capital commitments of at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in assets representing investments in Private Capital (“Private Capital Assets”). This test is applied at the time of investment; later percentage changes caused by a change in the value of the Fund’s assets, including as a result of the issuance or repurchase of shares, will not require the Fund to dispose of an investment.

Basis of Consolidation

On January 7, 2022, Massachusetts Mutual Life Insurance Company (“MassMutual”) performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. As of June 30, 2024, MMPEF and MMPEF Subsidiary hold investments in the amount of $139,708,249 and $9,652,378, respectively.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

Valuation of Investments

Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and rescinded previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Pursuant to the requirements of Rule 2a-5, the Board of Trustees of the Fund (the “Board”) designated the Investment Manager as its valuation designee (the “Valuation Designee”) to perform fair value determinations and approved new Valuation Procedures for the Fund (the “Valuation Procedures”). Under the Valuation Procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 p.m. U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Corporate loans are generally valued using unobservable pricing inputs received from the Fund’s investment partners or other third-party pricing services. The Investment Manager will continuously monitor the valuations of Fund investments provided by investment partners or other third-party pricing services and review any material concerns with the Valuation Committee. The Investment Manager may conclude, however, in certain circumstances, that a fair valuation provided by an investment partner or other third-party pricing service does not represent the fair value of a Fund investment and is not indicative of what actual fair value would be in an active, liquid or established market. In those circumstances, the Fund might value such investment at a discount or a premium to the value it receives from an investment partner or other third-party pricing service, in accordance with the Fund’s valuation procedures. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee. The Investment Manager may choose to value certain immaterial direct corporate loans internally upon approval of the Valuation Committee. The Board will consider, no less frequently than quarterly, all relevant information and the reliability of pricing information provided by the investment partners or other third-party pricing services. Additionally, the values of the Funds’ direct loan investments are adjusted daily based on the estimated total return that the asset will generate during the current quarter. The Investment Manager, other third-party pricing services and the Valuation Committee monitor these estimates regularly and update them as necessary if macro or individual changes warrant any adjustments. At the end of the quarter, each direct loan’s value is adjusted based on the actual income and appreciation or depreciation realized by such loan when its quarterly valuations and income are reported. This information is updated as soon as the information becomes available.

The Fund invests in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value may be calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund intends to operate as an “interval fund” and, as such, has adopted a fundamental policy effective May 15, 2024, to make semi-annual repurchase offers, at per-class NAV, of not less than 5% and not more than 25% of the Fund’s outstanding shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its shares during each repurchase offer, and there is no guarantee that shareholders will be able to sell all of the shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for proration may cause some investors to tender more shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. However, for NAV determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following trade date. Realized gains and losses on sales of investments are computed by the specific identification cost method. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited) (Continued)

2. Significant Accounting Policies (continued)

diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain, respectively. Payable to counterparty reflects cash received by the Fund for a contractual sale that was received after June 30, 2024.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid at least annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from (“U.S. GAAP”). As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate on the date of the report. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Federal Income Taxes

The Fund intends to continue to qualify as a “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of June 30, 2024.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. As of June 30, 2024, the Fund had unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount of $960,000 and fair value of $(14,254).

Certain private investment vehicles are invested into on a commitment basis with capital being drawn down over time. As of June 30, 2024, the fund has $222,551,564 in unfunded commitments to these private investment vehicles.

3. Fair Value of Investments

The Fund values its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to classify assets based on the use of observable versus unobservable market data inputs of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs may include the adviser’s own assumptions in determining the fair value of investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Cascade Private Capital Fund

Notes to Consolidated Financial Statements
June 30, 2024 (Unaudited) (Continued)

3. Fair Value of Investments (continued)

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary by security and is affected by a variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

Investments in Private Investment Funds are measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy. These Private Investment Funds are included in the table to reconcile to the Consolidated Statement of Assets and Liabilities.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of June 30, 2024.

Investment Type	Level 1	Level 2	Level 3	Investment Valued at NAV	Total
Primary Fund Investments	$—	$—	$—	$307,359,569	$307,359,569
Secondary Fund Investments	—	—	—	256,105,163	256,105,163
Equity Co-Investments	—	—	25,062,207	105,740,429	130,802,636
Credit Co-Investments	—	—	3,265,624	—	3,265,624
Mutual Fund	100,045,788	—	—	—	100,045,788
Senior Secured Loans	—	—	26,518,894	—	26,518,894
Short-term Investments	—	—	—	—	—
Money Market Fund	135,536,483	—	—	—	135,536,483
Total Investments	$235,582,271	$—	$54,846,725	$669,205,161	$959,634,157